 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 15, 2017

KVH Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-28082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)
05-0420589
(IRS Employer Identification No.)

50 Enterprise Center Middletown, RI	02842
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (401) 847-3327
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
In our annual report on Form 10-K for the year ended December 31, 2016, we reported that our operating segments had changed. Our operating segments are now segments based on product lines: mobile connectivity and inertial navigation.
Exhibit 99.1 provides certain supplemental unaudited consolidated financial information regarding our segments for each of the quarters in the year ended December 31, 2016. Exhibit 99.1 is incorporated by reference herein.
The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits

Exhibit No.	Description
99.1	KVH Industries, Inc. Supplemental Segment Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KVH INDUSTRIES, INC.
Date: March 15, 2017	BY:	/s/ DONALD W. REILLY
Donald W. Reilly
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	KVH Industries, Inc. Supplemental Segment Information